                                                                    EXHIBIT 23.3


                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ JOHN H. AUSTIN
                                                    ----------------------------
                                                    John H. Austin, M.D.

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ THOMAS L. BLAIR
                                                    ----------------------------
                                                    Thomas L. Blair

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ PHILIP N. BREDESEN
                                                    ----------------------------
                                                    Philip N. Bredesen

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ GARY M. CAIN
                                                    ----------------------------
                                                    Gary M. Cain

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ LAWRENCE DEFRANCE
                                                    ----------------------------
                                                    Lawrence DeFrance

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 23rd day of February, 1998.

                                                    /s/ DAVID J. DRURY
                                                    ----------------------------
                                                    David J. Drury

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ EMERSON D. FARLEY
                                                    ----------------------------
                                                    Emerson D. Farley, Jr., M.D.

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 23rd day of February, 1998.

                                                    /s/ THOMAS J. GRAF
                                                    ----------------------------
                                                    Thomas J. Graf

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ PATRICK T. HACKETT
                                                    ----------------------------
                                                    Patrick T. Hackett

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ RICHARD H. JONES
                                                    ----------------------------
                                                    Richard H. Jones

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ LAWRENCE N. KUGELMAN
                                                    ----------------------------
                                                    Lawrence N. Kugelman

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ RODMAN W. MOORHEAD, III
                                                    ----------------------------
                                                    Rodman W. Moorhead, III

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 23rd day of February, 1998.

                                                    /s/ ELIZABETH E. TALLETT
                                                    ----------------------------
                                                    Elizabeth E. Tallett

                          CONSENT TO SERVE AS DIRECTOR
                                       OF
                           COVENTRY HEALTH CARE, INC.



     In accordance with Rule 438 of the Securities Act of 1933, as amended, I, the undersigned, do hereby (i) consent to serve as a Director on the Board of Directors of Coventry Health Care, Inc., a Delaware corporation ("Newco"), after the effective time of the combination of the managed care businesses of Coventry Corporation, a Tennessee corporation ("Coventry"), and Principal Health Care, Inc., an Iowa corporation ("PHC"), in Newco, pursuant to the terms of the Capital Contribution and Merger Agreement effective as of November 3, 1997, by and among Coventry, Newco, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company, an Iowa mutual insurance company and the indirect parent of PHC ("Mutual"), Principal Holding Company, an Iowa corporation and wholly owned subsidiary of Mutual ("Holding"), and PHC, a wholly owned subsidiary of Holding, and (ii) consent to be named as a person about to become a Director of Newco in that certain Form S-4 Registration Statement, No. 333-45821, filed with the Securities and Exchange Commission on behalf of Newco.

     EXECUTED this 24th day of February, 1998.

                                                    /s/ ALLEN F. WISE
                                                    ----------------------------
                                                    Allen F. Wise